UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
450 Fifth Street NW
Washington, D.C. 29549

Form
8-K
CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):

May 19, 2022

THE CATO CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
Delaware
1-31340
56-0484485
(State or Other Jurisdiction
of

Incorporation
(Commission
File Number)
(IRS Employer
Identification No.)
8100 Denmark Road
,
Charlotte
,
North Carolina
(Address of Principal Executive Offices)
28273-5975
(Zip Code)
(704)
554-8510
(Registrant’s Telephone

Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check

the

appropriate

box

below

if

the

Form

8-K

filing

is

intended

to

simultaneously

satisfy

the

filing

obligation

of

the

registrant
under any of the following provisions:

☐

Written communications pursuant to Rule 425

under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a

-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class Trading Symbol(s) Name of each exchange on which registered
Class A - Common Stock, par value $.033 per share
CATO
New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities
Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934

(§240.12b-2 of this chapter).
Emerging growth company
☐
If an emerging growth company,

indicate by check mark if the registrant has elected not to use the extended transition period for
complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

THE CATO

CORPORATION

Item 1.01 Entry into a Material Definitive Agreement
On May

19, 2022,

The Cato

Corporation (the

“Company”), entered

into a

credit agreement

(the “Credit
Agreement”) among the

Company, the

guarantors party thereto,

the banks party

thereto and

Wells

Fargo
Bank,

National

Association,

as

Agent.

The

Credit

Agreement

provides

for

a

five-year

$35.0

million
unsecured revolving credit facility (the “Revolving Credit Facility”). The agreement also provides that the
Company

may

seek

increases

to

the

Revolving

Credit

Facility

in

an

aggregate

amount

so

that

the
Revolving Credit Facility does not exceed $75.0 million.
Borrowings

under

the

Revolving

Credit

Facility

will

bear

interest

at

an

annual

rate

of

the

Secured
Overnight

Funding

Rate

(SOFR)

plus

1.0%

or

(b)

an

alternate

base

rate

(as

described

in

the

Credit
Agreement).

In addition,

a commitment

fee accrues

with respect

to the

unused amount

of the

Revolving
Credit Facility at an annual rate of 0.10%.
The

Revolving

Credit

Facility

is

guaranteed

by

each

of

the

Company’s

wholly

owned

domestic
subsidiaries, other than

any subsidiary that

owns part of

the Company’s

York,

South Caroling real

estate
holdings,

and

its

bank

and

captive

insurance

subsidiaries

Cedar

Hill

National

Bank

and

Providence
Insurance, respectively.
The Credit Agreement provides that the Company must maintain compliance with a minimum
consolidated tangible net worth and a minimum coverage ratio of EBITDAR to fixed charges, as
determined in accordance with the Credit Agreement.

The Credit Agreement also contains affirmative, negative and financial covenants customary for
financings of this type, including, among other things, limitations on certain other indebtedness, loans and
investments, liens, mergers, asset sales,

transactions with affiliates and capital expenditures,

as well as
customary events of default.
The foregoing description of

the Credit Agreement does

not purport to be

complete and is qualified in its

entirety by
reference to

the full

text of

the Credit

Agreement. A

copy of

this Credit

Agreement is

incorporated

as exhibit

10.1
hereto.
Item 1.02 Termination

of a Material Definitive Agreement
The disclosure

provided in

Item 1.01

of this

Current Report

on Form

8-K is

hereby incorporated

by reference

into
this Item

1.02. On

May 19,

2022, in

connection with

the closing

of the

Revolving Credit

Facility described

in Item
1.01, the Company

terminated its credit

agreement, dated as

of August 22,

2003, between the

Company and Branch
Banking and Trust Company,

as administrative agent, issuing bank, and a bank.
Item 2.02. Results of Operations and Financial Condition.
On May 19, 2022, The Cato Corporation issued a press release regarding its financial results for the first
quarter ending April 30, 2022. A copy of this press release is hereby incorporated as Exhibit 99.1 hereto.
Item

2.03

Creation

of

a

Direct

Financial

Obligation

or

an

Obligation

under

an

Off-Balance

Sheet
Arrangement of a Registrant
The disclosure

provided in

Item 1.01

of this

Current Report

on Form

8-K is

hereby incorporated

by reference

into
this Item 2.03

Item 5.07. Submission of Matters to a Vote

of Security Holders.
On

May

19,

2022,

the

Registrant

held

its

Annual

Meeting.

The

following

are

the

voting

results

on

each

matter
submitted to the Registrant’s

stockholders at the

Annual Meeting. The

proposals below are described

in detail in the
Proxy Statement.

At the Annual

Meeting, the two

nominees for director

were elected to

the Registrant’s

Board of Directors

(Proposal
1 below).

In

addition,

management’s

proposal

regarding

the

Company’s

executive

compensation

was

approved

(Proposal

below).

In

addition,

management’s

proposal

regarding

the

selection

of

PricewaterhouseCoopers

LLP

as

the

Company’s
independent registered public

accounting firm for

the fiscal year ending

January 28, 2023

was approved (Proposal

below).

Summary of Voting

By Proposal

1. To

elect Theresa J.

Drew and D. Harding

Stowe, each for

a term expiring in

2025 and until

their successors are
elected and qualified. Votes

recorded, by nominee, were as follows:

Nominee

For

Abstain

Broker
Non-Votes
Theresa J. Drew

27,362,039

4,473,136

4,264,851
D. Harding Stowe

21,708,643

10,126,532

4,264,851

2. To

approve, on

an advisory basis,

the Company’s

executive compensation.

The Company’s

shareholders voted
to approve

this proposal

with 20,981,540

for and

10,786,018 votes

against. There

were 67,616

abstentions and
4,264,852 Broker non-votes.

3. To

approve,

to

ratify

the

selection

of

PricewaterhouseCoopers

LLP

as

the

Company’s

independent

registered
public

accounting

firm

for

the

fiscal

year

ending

January

28,

2023.

The

Company’s

shareholders

voted

to
approve this proposal with 35,942,344 for and 78,843 votes against. There were 78,839

abstentions.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
Exhibit 10.1 – Credit Agreement dated as of May 19, 2022 among the Registrant, the guarantors party thereto, the banks party thereto and Wells Fargo Bank, National Association, as Agent.
Exhibit 99.1 - Press Release issued May 19, 2022
Exhibit 104 – Cover Page Interactive Data File (embedded within Inline

XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the

Registrant has duly caused this
report to be signed on its behalf by the undersigned thereunto duly authorized.

THE CATO

CORPORATION
May 23, 2022
/s/ John P.

D. Cato
Date
John P.

D. Cato
Chairman, President and
Chief Executive Officer
May 23, 2022 /s/ Charles D. Knight
Date
Charles D. Knight

Executive Vice President
Chief Financial Officer

Exhibit Index

Exhibit Exhibit No.
10.1 -
Credit Agreement date as of May 19, 2022 among the
Registrant, the guarantors party thereto, the banks party thereto and Wells Fargo Bank, National Association, as Agent.
10.1
99.1 - Press Release issued May 19, 2022
99.1
104

Cover page Interactive Data File (embedded within Inline
XBRL document)